Vanguard High-Yield Corporate Fund
Supplement Dated June 22, 2026, to the Prospectus and Summary Prospectus
Important Changes to the Fund

The board of trustees of Vanguard Fixed Income Securities Funds has approved amending the investment strategy for Vanguard High-Yield Corporate Fund (the “Fund”) effective on or about June 22, 2026. The investment objective of the Fund remains unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces the language under the “Principal Investment Strategies” heading in the Fund Summary section:
The Fund employs an active management approach, investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit quality ratings (commonly known as “junk” bonds). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield investments and other financial instruments with economic characteristics similar to such investments. Such investments may include corporate bonds that are rated less than BBB- by S&P Global Ratings or Fitch Ratings or less than Baa3 by Moody’s Investors Service, Inc. or, if unrated, are determined to be of comparable quality by the Fund’s advisors, and loans rated Baa3 or below by Moody’s or the equivalent by another independent rating agency (or, if unrated, will be determined to be of comparable quality by the Fund’s advisors). The Fund’s holdings generally have short- and intermediate-term maturities.

With no more than 20% of its assets, the Fund may invest in any of the following, in the aggregate: bonds that are rated below B or the equivalent, fixed- and floating-rate loans of medium to lower-range credit quality, or other securities that may include, but are not limited to, convertible securities or preferred stocks. Certain securities in which the Fund may invest are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (144A securities).

The Fund may invest in derivatives such as fixed income futures contracts,

foreign currency exchange forward contracts, fixed income options (including options on swaps), currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives.
Prospectus Text Changes
The following replaces the second paragraph in the More on the Fund section under the “Implementation of Investment Objective” heading:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield investments and other financial instruments with economic characteristics similar to such investments. Such investments may include corporate bonds that are rated less than BBB- by S&P Global Ratings or Fitch Ratings or less than Baa3 by Moody’s Investors Service, Inc. or, if unrated, are determined to be of comparable quality by the Fund’s advisors, and loans rated Baa3 or below by Moody’s or the equivalent by another independent rating agency (or, if unrated, will be determined to be of comparable quality by the Fund’s advisors). Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.

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